UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — March 2, 2006 (February 28, 2006)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-13718	98-0364441
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)
⃞	Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))
⃞	Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

 Item 1.01.           Entry into a Material Definitive Agreement.

          On February 28, 2006, MDC Partners Inc. (the “Company”) granted certain awards of financial performance-based restricted stock and restricted stock units under the Company’s 2005 Stock Incentive Plan. Attached as exhibits to this Form 8-K are forms of the “Financial Performance-Based Restricted Stock Agreement” and the “Financial Performance-Based Restricted Stock Unit Agreement” used by the Company in connection with these awards.

Item 9.01.           Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Form of Financial Performance-Based Restricted Stock Agreement.

	10.2	Form of Financial Performance-Based Restricted Stock Unit Agreement.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: March 2, 2006	MDC Partners Inc.

	By:	/s/ Mitchell Gendel
Mitchell Gendel,
General Counsel & Corporate Secretary